UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2024

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400
Tulsa, OK 74119
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2024 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) held on February 27, 2024 (the “2024 Annual Meeting”), the Company’s stockholders approved the Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”). The 2024 Plan is a stock and cash-based incentive plan and includes provisions by which the Company may grant its executive officers, employees, consultants, and directors stock options, stock appreciation rights, restricted shares, restricted share units, share bonuses, other share-based awards and cash awards. The 2024 Plan is more fully described in the Company’s Definitive Proxy Statement (the “Proxy Statement”) for the 2024 Annual Meeting. The 2024 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2024 Annual Meeting, the Company's stockholders voted on the following matters with final voting results described below.

1.The individuals listed below were elected at the 2024 Annual Meeting to serve as Directors of the Company until the Company's Annual Meeting of Stockholders in 2025.

	For	Against	Abstain	Broker Non-Vote
Delaney M. Bellinger	80,903,199	2,917,854	80,374	8,414,472
Belgacem Chariag	80,448,678	3,368,923	83,826	8,414,472
Kevin G. Cramton	80,578,319	3,244,232	78,876	8,414,472
Randy A. Foutch	68,632,044	15,184,240	85,143	8,414,472
Hans Helmerich	79,908,313	3,898,026	95,088	8,414,472
Elizabeth R. Killinger	82,718,498	1,102,191	80,738	8,414,472
John W. Lindsay	80,769,347	3,069,383	62,697	8,414,472
José R. Mas	80,448,655	3,370,359	82,413	8,414,472
Thomas A. Petrie	79,063,162	4,760,024	78,241	8,414,472
Donald F. Robillard, Jr.	79,455,789	4,365,234	80,404	8,414,472
John D. Zeglis	79,163,772	4,636,326	101,329	8,414,472

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2024 was approved.

	For	Against	Abstain
	89,679,285	2,537,821	98,793

3. The advisory vote on the compensation of the Company's executives named in the Proxy Statement for the 2024 Annual Meeting was approved.

For	Against	Abstain	Broker-Non-Vote
80,334,808	3,397,389	169,230	8,414,472

4. The proposal to approve the 2024 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker-Non-Vote
78,620,748	4,914,674	366,005	8,414,472

ITEM 8.01    OTHER EVENTS

On February 28, 2024, the Board of Directors of the Company declared a quarterly base cash dividend of $0.25 per share on the Company’s common stock and a quarterly supplemental cash dividend of $0.17 per share on the Company’s common stock. Both dividends are payable May 31, 2024, to stockholders of record at the close of business May 17, 2024.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	DESCRIPTION
10.1
Helmerich & Payne, Inc. 2024 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8 filed on February 28, 2024, SEC File No. 001-04221).

104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary February 28, 2024